VARIABLE UNIVERSAL LIFE – DEATH BENEFIT (VUL-DB)

VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)

PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account A

Supplement dated November 11, 2015

to the Prospectuses dated May 1, 2015

This Supplement describes an important change that is being made to one of the investment divisions available under your Policy. Please read this Supplement carefully and retain it with your prospectus for future reference.

With respect to the Fidelity VIP Money Market Portfolio, this supplement will alter the prospectus for the individual flexible premium variable universal life policies listed above in the following manner:

On page two of the prospectus, under the heading Separate Account Investment Portfolios, the following name change is effective December 1, 2015.

Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio

Under the heading Investment Policies of the Portfolios the following name change is effective December 1, 2015.

Fidelity VIP Money Market Portfolio will change its name to Fidelity VIP Government Money Market Portfolio

Under the headings Transfer Limitations, Maturity Date, Changing the Separate Account and When We Pay Proceeds from this Policy all references to the Fidelity VIP Money Market Portfolio are hereby deleted and replaced with Fidelity VIP Government Money Market Portfolio effective December 1, 2015.

A corresponding update is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-800-272-1642, or write the Customer Service Center at, Midland National® Life Insurance Company, One Sammons Plaza, Sioux Falls, SD 57193.

Please retain this supplement for future reference.